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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                     --------------------------------------
                                    Form 8-K
                     --------------------------------------
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         December 22, 1997                                 0-23396
 --------------------------------                   ----------------------
 Date of Report (Date of earliest                   Commission File Number
 event reported)

                     Skyline Multimedia Entertainment, Inc.
             (Exact name of registrant as specified in its charter)


          New York                                    11-3182335
-------------------------------         ---------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or organization)


                                350 Fifth Avenue
                            New York, New York 10118
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (212) 564-2224
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.   Other Events.

          On December 22, 1997, Skyline Multimedia Entertainment, Inc. (the "Company") was informed by representatives of the Empire State Building Company (the "ESBCo") that the Company's proposal with respect to certain alleged lease defaults, as previously disclosed in the Company's quarterly report on Form 10-QSB for the period ended September 30, 1997 (the "Form 10-QSB") was not accepted. The Company believes it has negotiated in good faith and had no reason to suspect that its previously submitted proposal would not be acceptable. In light of this negative response from the ESBCo, which the Company believes is another example of the ESBCO's pattern of bad faith and lack of cooperation toward the Company, the Company has filed a lawsuit against the ESBCo and related parties seeking, among other things, injunctive relief to prohibit the ESBCo from terminating the Company's leases at the Empire State Building (the "Leases") and the License Agreement relating to the New York Skyride (the "License Agreement") and also seeking damages from the ESBCo with respect to the matters set forth in the Form 10-QSB. The Company has received a temporary restraining order, among other things, prohibiting the ESBCo from terminating or cancelling the Leases and the License Agreement and restraining the ESBCo from interfering with the Company's business or commencing any proceedings with respect to the Leases and the License Agreement. The Company will keep investors informed of this litigation as it continues to develop.

          The Company also received notice on December 22, 1997 from attorneys representing the landlord of the Woodfield Mall that said landlord has elected to re-enter the premises leased by the Company as a result of certain alleged lease defaults and has declared such lease terminated. The Company is considering its alternatives and the appropriate response to this notice.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  not applicable

          (b)  not applicable

          (c)  not applicable


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 1997        SKYLINE MULTIMEDIA ENTERTAINMENT, INC.


                                By: /s/Zalman Silber
                                Name:  Zalman Silber
                                Title: President and Chief Executive Officer

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